Warrants and unit purchase options	12 Months Ended
Dec. 31, 2011
Warrants and unit purchase options
21	Warrants and unit purchase options

As part of the Share Exchange Transaction, Yucheng assumed 4,200,000 shares of common stock, 6,900,000 redeemable common stock purchase warrants (“Warrants”) and 300,000 UPOs issued by CUAC. There was no remeasurement required for these assumed Warrants and UPOs because such assumption is part of the recapitalisation in connection with the Stock Exchange Transactions set forth in note 1.

Each Warrant entitled the holder to purchase from Yucheng one share of common stock at an exercise price of USD5.00 commencing on the date of the Stock Exchange Transactions and expired on November 17, 2009 (being five years after the date of the prospectus of CUAC). The Warrants were redeemable at a price of USD0.01 per Warrant upon 30 days’ notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least USD8.50 per share for any 20 trading days within 30 trading days period ending on the third day prior to the date on which notice of redemption was given. 6,866,486 warrants were exercised before December 31, 2007, and 33,514 warrants were redeemed.

UPOs were granted and recorded in connection with the initial public offering of CUAC in 2004 to the underwriters for nominal consideration. UPOs were exercisable for cash or on a cashless basis at the holders’ option, such that the holders may use the appreciated value of the UPOs to exercise the option with the payment of any cash. UPOs were convertible into shares and Warrants at the discretion of Yucheng and the UPOs holders. The 150,000 UPOs were converted to 216,047 common shares before December 31, 2007. The remaining 150,000 UPOs not exercised expired on November 18, 2009.